                                                                  Exhibit 10.13
                                  [QCOMM LOGO]



                         Q Comm, Inc. Services Agreement
                         -------------------------------


This Agreement (the "Agreement") is entered into this 29th day of June, 2000 (the "Execution Date") between Q Comm, Inc. ("Q Comm") with offices at 1145 South 1680 West Orem, UT 84058-4930 and CellCards of Illinois, LLC ("Broker") with offices at 2720 River Road Suite 18 Des Plaines, IL 20016.

                                   WITNESSETH:
                                   -----------

         WHEREAS, Q Comm offers a comprehensive prepaid management system through the Qxpress(TM) Point-of-Sale activation terminal ("Qxpress(TM)") and the Q Comm telecommunications network ("Qxpress Services"); and

         WHEREAS, Broker desires to purchase Q Comm services, including activated calling cards in the form of personal identification numbers (collectively the "PINs") as will be generated on-demand by Qxpress(TM); and

         WHEREAS, Q Comm desires to obtain Broker as an independent agent to market and promote Qxpress(TM) and Qxpress(TM) Services and Broker desires to provide such services to Q Comm, subject to the terms, conditions and specifications set forth in this Agreement; and

         WHEREAS, the parties acknowledge that this Agreement is binding and enforceable and agree to abide by the promises and covenants contained herein; and

         NOW, THEREFORE, in consideration of the premises, covenants and mutual promises hereinafter set forth and intending to be legally bound thereby, the parties agree to the following terms, conditions and specifications:

I. SERVICES PROVIDED:

         Q Comm will provide the Qxpress(TM) terminal to organizations ("Merchants") contracted by Broker in accordance with the terms specified in Schedule "A"
         Q Comm agrees to sell to Broker and Broker agrees to purchase Qxpress(TM) PINs in accordance with the terms and conditions set forth herein. Qxpress(TM) provides access to prepaid calling and enhanced card services, including network provisioning for interstate, international and, where permitted by applicable regulations, intrastate transmission, as well as switching facilities needed to originate, transmit, and terminate Card traffic.

II. TERM:

         The term of this agreement is One (1) year. If, at the end of this term, both Q Comm and Broker wish to renew the agreement, they may do so. This agreement may only be terminated if the terms of this agreement are not being met. If terminated by the Broker, a thirty (30) day prior written notice to the other party is required. Broker shall, upon termination of this Agreement, and at the request of Q Comm, Inc. arrange for the return of all Qxpress(TM) terminals in Brokers possession at the expense to the Broker unless the client using the Qxpress(TM) terminal has been contracted under the Q Comm Inc, "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. If return is requested by Q Comm, Inc., all Qxpress(TM) terminals must be returned within twenty-five (25) days of the date of termination. If the terminals are not received within that time frame the Broker agrees to pay $318.00 per unit payable upon demand. Broker shall indemnify and hold Q Comm harmless from any and all claims, actions, losses and damages arising from the attempted use by third parties or end-users. The terms and conditions of this Agreement shall remain in full force and effect after the termination date for all Qxpress(TM) terminals contracted by Broker and activated by Q Comm before the termination date.

III. COMPENSATION:

         Q Comm shall pay Broker, and Broker shall be entitled to receive, commissions and compensations as outlined in "SCHEDULE D" attached to this agreement. Broker will receive it's agreed upon percentage, based upon the customer retail volume, each week following the ACH. Broker agrees to all fees, commissions, and minimum performance requirements in accordance with schedules "A" and "B" which are subject to change with five (5) day notice to the Broker.

IV. DEPOSIT/CANCELLATION:

         No Deposit is required with the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. However, a minimum performance of $150.00 gross card revenue per terminal per week is required, and if not a service fee will be assessed through the ACH agreement. In addition, a Qxpress(TM) restocking fee of $25.00 applies to all returned terminals except for performance recalls by Q Comm, Inc.. If the merchant fails to maintain such average sales volume Q Comm Inc. may, at its sole discretion and without liability, immediately terminate the "SERVICES AND RENTAL AGREEMENT".

V. RATE CHANGES:

         The Service rates shall be subject to all applicable carrier tariffs. Q Comm shall have the right to change the Service rates at any time for any reason in Q Comm's sole discretion with five (5) day prior written notification of the change to Broker. Broker acknowledges that a rate change will modify the minute availability on the prepaid calling card.

VI. ORDERS:

         The original, signed copies of the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are required from the Broker for all Merchant orders prior to shipping and/or activating a Q Comm Qxpress(TM) terminal. All orders shall be subject to Q Comm's approval, as well as Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement, unless otherwise established; a copy of which is attached hereto as Schedule "B".

VII. RETURN GOODS POLICY:

         All returned goods must be authorized by Q Comm Inc. using the Request for Return Goods Authorization "RGA" Request form found in SCHEDULE "E". All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned goods in order to be accepted.

VIII. ACTIVATION:

         Broker and/or Merchant shall pay for all activated calling cards via ACH program, which will debit the designated merchant account every week for the previous week's sales.

VIX. OBLIGATIONS OF Q Comm:

         A. Q Comm shall provide the Qxpress(TM) terminal to Broker's Merchants subject to the Q Comm, Inc. acceptance of the "SERVICES AND RENTAL AGREEMENT" and the ACH Agreement.

         B. Q Comm may use multiple carriers to provide the telecom prepaid services.

         C. Q Comm shall approve in writing all point of purchase materials and prepaid calling card language and artwork used by Broker.

         D. Q Comm shall be solely responsible for developing and implementing the terms and conditions for use of Qxpress(TM).

X. OBLIGATIONS OF BROKER:

         A. Broker is required to adhere to the following performance minimums:

         1) Minimum performances, outlined in the "SERVICES AND RENTAL AGREEMENT," must be maintained quarterly by 75 percent of the Qxpress(TM) terminals placed by Q Comm, Inc. in Broker's behalf.

         2) Broker must place a minimum of sixty (60) Qxpress(TM)terminals in each twelve (12) month period.

         3) If these performance minimums are not met, Q Comm, Inc. may terminate the Broker Agreement at any time.

         B. If this Agreement is terminated by either party, Q Comm, Inc. will continue to support the existing Qxpress(TM) terminals under all existing contract terms for a period of 180 days from the date of notice as defined in paragraph XVIII ("Notices").

         C. Broker accepts the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement in effect at the time of this Agreement. (Schedule "B"). Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are subject to change with five (5) day notice to Broker.

         D. Broker must obtain Q Comm's written approval of all content and artwork for any prepaid calling cards, packaging and point-of-purchase materials as a condition to activation of PINs. Q Comm shall have the right to change, add, or modify the copy in any way. All modifications by Broker to pre-approved content or artwork must also be approved in writing by Q Comm.

         E. Q Comm Prepaid Phone Card "Custom/Private Label Card Terms & Conditions" (Schedule "C") must be clearly disclosed on the back of each custom prepaid calling card, insert or point-of-purchase material.

XI. DELIVERY, TITLE, RISK OF LOSS, SECURITY AND FRAUD CONTROL:

         A. Broker, upon taking delivery of the Qxpress(TM) terminal from Q Comm, shall bear the risk of loss (unless contracted under the Q Comm, Inc. "SERVICES AND RENTAL AGREEMENT") and be solely responsible for all losses, damages, claims and liabilities caused by:

                  1. PINs, active cards, and inactive cards which are mishandled, damaged or stolen;

         B. Q Comm shall collect all revenues from retailers as per the ACH agreement enclosed in Schedule "B".

         C. Broker shall bear the risk of loss for fraud, theft or misuse of the Qxpress(TM) terminal by Broker's employees.

         D. The parties agree that, upon activation and authorization of sale by the Qxpress(TM) terminal, the Merchant shall be responsible for the following as per the "SERVICES AND RENTAL AGREEMENT":

         1. all lost and/or stolen cards, for which no refunds or credits will be issued by Q Comm;

         2. use of activated Calling Cards generated by Qxpress(TM) (including calls to wrong numbers), regardless of whether such use occurred by the Merchant, a person authorized by the end user to use the Qxpress(TM) terminal, or by a person not authorized by end user; and

         3. improper activation by Merchant of incorrect unit amounts, improper decrementation by Q Comm or transmission difficulty.

         E. Q Comm shall, in its sole discretion, have the right to immediately deactivate any particular Qxpress(TM) terminal, PIN or batches of PINs in the event Q Comm reasonably believes that same have been improperly or fraudulently activated.

         F. All shipments are F.O.B. Utah.

XII. FORCE MAJEURE:

         Q Comm shall not be liable for any delay or nonperformance under the terms of this Agreement due to causes beyond its control, including but not limited to, acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, severe weather conditions, failure by Broker to fulfill any of its obligations under this Agreement, acts of third parties, or acts or omissions of common carriers (collectively referred to as "Force Majeure Conditions")

XIII. INDEMNIFICATION AND LIMITATIONS OF LIABILITY

         A. Q Comm shall exercise its best efforts to avoid network service interruption. However, in the event of a network service interruption or equipment failure, Q Comm's liability hereunder shall be limited to the retail cost of the PIN subject to the interruption, provided that such interruption was caused solely by Q Comm's willful act or omission or its negligence. Q Comm shall not be liable for any interruption caused by the negligence or any act or omission of Broker, the Card user, carrier, switch provider or any third party.

         B. Except as otherwise stated herein each party will defend, indemnify and hold harmless the other party, its owners, parents, affiliates, subsidiaries, brokers, directors, officers, shareholders, and employees from and against any and all losses, costs, claims, awards, liabilities, damages, and expenses (including reasonable attorneys fees) brought or claimed by third parties, relating to or arising out of the negligence or willful misconduct of either party in the performance of this Agreement.

         C. Q COMM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR OTHER WARRANTY OF QUALITY, EXCEPT AS EXPRESSLY PROVIDED IN THE TERMS AND CONDITIONS OF THIS AGREEMENT. IN NO EVENT SHALL Q Comm BE LIABLE TO BROKER OR ANY OTHER PERSON OR ENTITY FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO LOST REVENUES OR PROFITS.

XIV. INTELLECTUAL PROPERTY; USE OF MARKS:

         A. Broker acknowledges Q Comm's exclusive ownership of all Q Comm designated trademarks, service marks and other symbols (the "Marks") relating to the PIN and agrees not to assume any rights in the Marks.

         B. It is understood and agreed by both parties that nothing in this agreement is intended to grant to Broker the right to engage in the business of offering goods or services using Q Comm's trade name, trademark, service mark, logotype, advertising, or other commercial symbol or related characteristics.

XV. CONFIDENTIALITY:

         Both parties agree that all of the terms and conditions of this Agreement are confidential. Press releases or other public announcements ("Public Releases") by either party concerning the existence of this Agreement, terms of this Agreement, or the services to be provided under this Agreement may not be disclosed publicly, other than to service vendors for the purpose of effectuating this Agreement, without the prior written consent of both Q Comm and Broker.

XVI. ASSIGNMENT:

         Q Comm may at any time assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without Broker's approval. Broker may not assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without the prior written consent of Q Comm.

XVII. INJUNCTIVE RELIEF:

         Broker hereby agrees that the remedy at law for any breach or threatened breach by it of the covenants in this Agreement may be inadequate and that Q Comm would suffer irreparable harm; therefore, it is mutually agreed and stipulated by the parties hereto, that in addition to any other remedies at law or in equity which Q Comm may have, Q Comm shall be entitled to obtain in a court of law and/or equity a temporary and/or permanent injunction restraining Broker from a further violation or breach of such covenants.

XVIII. ATTORNEY'S FEES:

         In the event that an action at law or in equity is brought by Q Comm to enforce the terms and conditions of this Agreement, or to prevent a breach thereof, and Q Comm is the prevailing party, Broker shall be liable for Q Comm's reasonable attorneys fees and costs in addition to any other relief awarded to Q Comm pursuant to such action.

XVIX. NOTICES:

         Notices required to be given under this Agreement shall be effective when mailed by prepaid certified mail return receipt requested to:

                  Q Comm International, Inc.
                  1145 South 1680 West
                  Orem, UT  84058-4930
                  Stephen C. Flaherty, President

                  CellCards of Illinois, LLC
                  2720 River Road, Suite 18
                  Des Plaines, IL  20016
                  Michael Herold

XX. GENERAL:

         A. This Agreement constitutes the entire understanding between Q Comm and Broker and supersedes any and all prior or contemporaneous oral or written statements and representations made by either party to the other.

         B. Failure on the part of either party to enforce any provision of this Agreement in any one instance shall not be construed as a general waiver or relinquishment of the right to enforce such provision.

         C. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected thereby.

         D. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to the other party. The undersigned represent and warrant that they are duly authorized by the parties to enter into and sign this Agreement and by such signatures do bind the parties to the terms of this Agreement.

         E. This Agreement shall be governed by Utah law, without giving effect to its choice of law provisions.

XXI. NON-DISCLOSURE

         A. During the course of this Agreement, Broker shall become aware of certain methods, practices, and procedures with which Q Comm conducts its business, all of which Broker and Q Comm agree are proprietary information and as such are trade secrets.

         B. Broker will not at any time, either during this Agreement or thereafter divulge, furnish, or make available, either directly or indirectly, to any person, firm, corporation or other entity any proprietary information used by Q Comm. Broker agrees that all such matters and information shall be kept strictly and absolutely confidential.

         C. Broker acknowledges that a breach of any of the provisions of this Agreement may result in continuing and irreparable damages to Q Comm for which there may be no adequate remedy at law and that Q Comm in addition to other relief available to Q Comm shall be entitled to the issuance of an injunction restraining Broker from committing or continuing and breach of this Agreement.


IN WITNESS WHEREOF, the parties agree that this Agreement sets forth the complete understanding of the parties and may not be modified except in writing signed by both parties.


CellCards of Illinois, L.L.C.                        Q Comm International, Inc.

By:/s/ Michael Herold                                By: /s/ Stephen Flaherty
  ----------------------------------                     ----------------------------------------------------------

Its: President                                       Its:  President
    --------------------------------                     ----------------------------------------------------------

Date: June 29, 2000                                  Date: June 29, 2000
      ------------------------------                      ---------------------------------------------------------

Phone #:                                             Phone #: (801) 226-4222
                                                              --------------

                                  SCHEDULE "A"


1. Broker will contract each Merchant location to be installed with Qxpress(TM).

2. Broker will receive its agreed upon percentage each Friday following the Monday ACH. Percentage based on schedule "D".

3.   Q Comm will provide the Qxpress(TM) terminal at its expense.

4. Q Comm will provide installation and training support for each approved location.

5. Q Comm will arrange for Internet access for activity reporting on all locations installed under this agreement.

6. Each location (where a Qxpress(TM) terminal has been installed) must maintain a $150/week minimum. If these minimums are not met each week, a weekly service fee of $6.95 will be deducted from the Merchants ACH account. This service fee will commence the second Monday following shipment of the Qxpress(TM) terminal.

7.   For product rates and commissions see Schedule "D".

8. Q COMM, Inc. will provide generic blank phone cards at the rate of $.10 each. A credit of $.10 per sale will be given to the Merchant on each billing to offset the cost of the cards. Private labeled cards can be provided to the Merchant at actual cost. All cards are non-refundable.

9.   All Qxpress(TM) terminals remain the sole property of Q Comm Inc.

10.  All products and shipments are FOB Utah.

11. Qxpress(TM) demonstration terminals are available for a fee of $35 per month (paid in advance).

                                  SCHEDULE "B"

                          SERVICES AND RENTAL AGREEMENT

This Agreement is made this _____day of ________________ ,2000 by and between __________________________________ (the "Merchant") and Q COMM, Inc. Q COMM Inc.
is a wholly owned subsidiary of Q COMM International, Inc. Qxpress Management System ("Qxpress(TM)") is a point-of-sale printing device for prepaid service. The Merchant wishes to utilize the Qxpress(TM) Device for their phone card, wireless, and any additional prepaid services as available for sales at their designated location(s). A list of the locations is attached to this Agreement and incorporated herein by reference.

    IN THE EVENT OF A DISPUTE, THIS AGREEMENT IS SUBJECT TO ARBITRATION AND
                                   MEDIATION.

1. Q COMM, Inc. will provide Qxpress(TM) to the Merchant at no charge. The Merchant is required to produce a weekly minimum of $150.00 in gross prepaid card revenue. If this minimum is not met, a service fee of $6.95 will apply. This service fee will be included in the ACH accounting each week that performance falls below the minimum. The service fee will commence the second Monday following the shipment of the Qxpress(TM) terminal.

2. Q COMM, Inc. will provide blank Qxpress(TM) phone cards at the rate of $.10 each. A credit of $.10 per sale will be given to The Merchant on each billing to offset the cost of the cards. All blank cards are non-refundable. Private labeled cards may be provided at an additional fee with no offset credit by Q Comm, Inc..

3. Compensation: Q COMM, Inc. will compensate the Business for prepaid telecom revenues per month as per the following:


       Product Description         Percentage      Product Description        Percentage
       -------------------         ----------      -------------------        ----------
         ---------------            -------%         ---------------            -------%

         ---------------            -------%         ---------------            -------%

         ---------------            -------%         ---------------            -------%


4. Qxpress(TM) is and shall remain the sole property of Q COMM, Inc., and shall be surrendered on demand.

5. Q COMM, Inc. reserves the right to remove a Qxpress(TM) from a location if sales in that location do not warrant the Qxpress(TM) placement.

6. The Merchant shall provide the following: 1) a safe and secure place for the Qxpress(TM) to be located, 2) a grounded power outlet, 3) phone line access, and
4) a point-of-sale material location.

Merchant:

The Merchant's store name:  ___________________________________________________

The Merchant's store address:  ________________________________________________

                       City/State/Zip: ________________________________________

Owner/Officer: (print):  ______________________________________________________

Owner/Officer: (signature):  __________________________________________________

The Merchant's store telephone number: ________________________________________

Q COMM, Inc.

Sales Representative:  ________________________________________________________

I.D. Number:  _________________________________________________________________

Q Comm Officer:  ______________________________________________________________

                           ORIGINALS MUST BE SENT TO Q COMM, INC.

7. Q COMM, Inc. will provide standard point-of-sale materials at it's own expense. Private labeled point of sale material can be provided by Q COMM, Inc. at the Merchant's expense. The Merchant can provide their own point of sale materials subject to approval by Q COMM, Inc. (Q COMM, Inc. must assure that any advertising meets FCC or Public Service or Utility Commission Guide lines).

8. Qxpress(TM) shall remain at the location it is initially located in and shall not be moved without prior approval from Q COMM, Inc. (a fax or E-mail with receipt confirmed shall also serve as notice).

9. PAYMENT: Every Monday, an agreed upon account will be debited by Automated Clearing House (ACH) or Electronic Funds Transfer (EFT) (herein after referred to as the "debit"). The debit will be initiated by Q COMM, Inc. If debit is refused by The Merchant's bank, Qxpress(TM) will be turned off until the debit is honored and a service fee of $25.00 for insufficient funds will be assessed before Qxpress(TM) is reactivated. Two refused debits will cause this Agreement to be terminated immediately without notice.

10. In the event Qxpress(TM) malfunctions, the store clerk or manager will call Qxpress Client Services at (800) 626-9941. If the Qxpress cannot be repaired with instructions over the phone or by phone updates, Q COMM, Inc. will send a replacement unit via overnight delivery.

11. Any disputes between The Merchant and Q COMM, Inc. that cannot be resolved will be submitted to arbitration under the rules and regulations of the American Arbitration Association. Either party may invoke this paragraph after providing 10 days written notice to the other party. All cost of arbitration shall be divided equally between the parties. Any award may be enforced by a court of law. Dispute mediation, or arbitration will be handled at the specific court located in the county of Utah, State of Utah.

12. ENTIRE AGREEMENT: This is our entire agreement and cannot be changed unless agreed to in writing by both parties.

13. FORCE MAJEURE: If any part of this agreement is invalidated by local, county, state or federal rules or regulations, or a court of law, the balance of this agreement will remain valid.

14. TAXES: Q COMM, Inc.'s carriers are responsible for collection and payment of Federal excise and applicable State taxes unless the local, county or State laws, rules, and regulations require that the taxes be collected at the time of sale and reported to the taxing authorities by the Merchant. Taxes may be collected from the card user on a per call or per minute basis. There may be taxes that Q COMM, Inc. will collect and pass through to The Merchant. Any additional taxes levied by Federal, State, or local entities will be passed on to The Merchant. Any taxes collected by The Merchant will be their sole responsibility to remit to proper taxing authorities. This statement is not advice on the collection or reporting of taxes and we suggest that each Merchant contact their CPA, Accountant or taxing authority in their states for the correct taxes or reporting of same from the sale of any Prepaid Telecommunication Product.

15. DIAL AROUND: The FCC in October 1997 mandated that all 800 or 888 calls from a pay phone be compensated to the pay phone owner. A surcharge ($.49) may be added to each call for toll free access from a pay phone. The Merchant is not responsible for collecting and paying these dial around charges.

16. RETURN GOODS POLICY: All returned goods must be authorized by Q Comm, Inc. using a Return Goods Authorization "RGA" form. All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned good shipments in order to be accepted.

17. TRANSFER OF RIGHTS OR ASSIGNMENT: This agreement shall be binding on any successors of the parties. Neither party shall have the right to assign its interests in this Agreement to any other party, unless the prior written consent of the other is obtained.

18. WARRANTIES: Neither party makes any warranties with respect to the use of Qxpress(TM) by either party or by any third party. In no event will Q COMM, Inc. be liable for direct, indirect, incidental, or consequential damaged, that are in any way related to Qxpress(TM) or its carriers.

19. TERMINATION: This Agreement can only be terminated by Q COMM, Inc. by providing a five (5) day advance written notice. The Merchant can terminate with 30 days advance written notice if the terms of this agreement are not being met.

20. GOVERNING LAWS: This Agreement is governed by the laws, rules and regulations of the State of Utah.

21. EXCLUSIVITY: The Merchant agrees that during the term of this agreement Q COMM, Inc. shall be the sole provider of phone cards and Prepaid Wireless to all their retail locations.

[QCOMM LOGO]

                                  ACH AGREEMENT

      Authorization and Agreement for Automated Clearing House (ACH) Debits
                                  and Credits

Company:
        -----------------------------------------------------------------------

I (we) authorize: Q COMM International, Inc. herein after called "Company", to initiate credit and or debit entries and adjustments for any credit entries in error to my (our) checking account indicated below and the depository named below, herein after called "Depositor", and to credit and/or debit the same such account.

Depositor name (Bank
name):
       ------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

City, State and Zip or Postal Code:
                                  ---------------------------------------------


Phone Number:                                     Fax Number:
             --------------------------           -----------------------------

Bank Service Representative:
                            ---------------------------------------------------


Transit Number/ABA Number:
                          -----------------------------------------------------

Account Number:
               ----------------------------------------------------------------


This authority is to remain in full force and effect until Company has received written notification from me (us).

By:                                    By: Q COMM Inc.
   ---------------------------------                  -
         (Please Print)

Its:                                     Client Mgr:
    --------------------------------                ---------------------------
         (Title)

Signed:                                  H O:
       -----------------------------         ----------------------------------


           PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP TO THIS FORM. WE NEED THIS TO GET THE ACTUAL ROUTING AND ACCOUNT NUMBERS.

Any errors and/or disputes must be corrected within two banking days of the initiating transaction. Thank you for your confidence and trust.

                                  SCHEDULE "C"

                 CUSTOM/PRIVATE LABEL CARD TERMS AND CONDITIONS

GENERAL ARTISTIC AND CONTENT GUIDELINES FOR WHOLESALE PIN'S AND CUSTOM PRIVATE LABEL CARDS

CARDS
-----

All card backs must disclose the following with regulatory requirements:

1.  Made in the USA
2.  Non-refundable
3.  Rates subject to change without notice
4.  The expiration date must appear on the card back.
5.  Network Services provided by a specialized phone card network
6.  The specific account access PIN must be printed on the card
7.  Toll free access number must be printed on the card
8. The customer service number or instructions on how to reach customer service must be printed on the card
9. Any applicable surcharges i.e. Payphone surcharge, Domestic surcharge and International surcharge MUST BE FULLY DISCLOSED on the card back and packaging back.
10. Any applicable minute rounding increment must be disclosed on the card back

                                  SCHEDULE "D"

                PRODUCT PRICE LIST AND BROKER COMMISSION SCHEDULE



-----------------------------------------   --------------------------   ----------------------------  ----------------------------
                Product                            Discounts*                       Price                          Notes
-----------------------------------------   --------------------------   ----------------------------  ----------------------------
Calling Card - 2.5(cent)/ Min U.S.                     35%                    2.5(cent)/ min U.S.          49(cent)connect fee /
                                                                                                          79(cent) Monthly Mtc.
-----------------------------------------   --------------------------   ----------------------------  ----------------------------
Calling Card - 5.9(cent)/ Min U.S.                     45%                    5.9(cent)/ min U.S.          59(cent)connect fee /
                                                                                                           59(cent) Monthly Mtc.
-----------------------------------------   --------------------------   ----------------------------  ----------------------------
Calling Card - 9.9(cent)/ Min U.S.                     35%                    9.9(cent)/ min U.S.        Flat rate, no connect
                                                                                                          fee / no Monthly Mtc.
-----------------------------------------   --------------------------   ----------------------------  ----------------------------
Intl. Rates, All Cards                                 35%                     Call for Rate           Variable connect fee - see
                                                                                 Schedule                 respective international
2.5(cent)cards / 9.9(cent)flat rate cards                                                                    rate schedule
-----------------------------------------   --------------------------   ----------------------------  ----------------------------
Wireless Airtime                                       20%                  .29(cent)- .65(cent)/       Additional fee for roaming
                                                                                    min.
Wireless Phone                                                           Denominations:$30-$50 - $100    Phone cost is $44; 10
                                                                                                         bonus minutes and a $100
                                                                                   $49.95                airtime rebate included
-----------------------------------------   --------------------------   ----------------------------  ----------------------------


Verizon Cellular Program (call for terms and availability)
-------------------------------------------------------------------------------
Home Dial Tone (call for terms and availability)
-------------------------------------------------------------------------------
*Discount is the total percentage paid to Broker less any commission percentage(s) set forth in the Merchant's "SERVICES AND RENTAL AGREEMENT".

*All products and shipments are FOB Utah.

*Additional rate programs available.
-------------------------------------------------------------------------------

                                  SCHEDULE "E"

                     Request for Return Goods Authorization
                                  (RGA Request)


         (Q COMM cannot accept any returned merchandise without a RGA #)


  Procedure: 1.  Call (or FAX) Q Comm with the information listed below
             2.  Q Comm will research the request and call back within 24 hours
             3.  If approved, Q Comm will fax a RGA containing
                          1) a RGA # and 2) a mailing label or Q Comm will call with a RGA # and address.


Date______        Company  ____________________________________________________

                  Street            ___________________________________________

                  City, State, zip  ___________________________________________

                  Telephone         _________________________  FAX ____________

                  Contact Person    ___________________________________

Description of Merchandise

____________________________________________________

____________________________________________________

Number of items being returned  ___________________

Reason for RGA Request

____________________________________________________

____________________________________________________

____________________________________________________

                                  [QCOMM LOGO]


                         Q Comm, Inc. Services Agreement
                         -------------------------------

         This Agreement (the "Agreement") is made and entered into this 15th day of January, 2002 (the "Execution Date") between Q Comm, Inc. ("Q Comm") with offices at 1145 South 1680 West Orem, UT 84058-4930 and Iowa Wireless Services LP ("Broker") with offices at 11358 Aurora Avenue Urbandale, IA 50322.

                                   WITNESSETH:

         WHEREAS, Q Comm offers a comprehensive prepaid management system through the Qxpress(TM) Point-of-Sale activation terminal ("Qxpress(TM)") and the Q Comm telecommunications network ("Qxpress Services"); and

         WHEREAS, Broker desires to purchase Q Comm services, including activated calling cards in the form of personal identification numbers (collectively the "PINs") as will be generated on-demand by Qxpress(TM); and

         WHEREAS, Q Comm desires to obtain Broker as an independent agent to market and promote Qxpress(TM) and Qxpress(TM) Services and Broker desires to provide such services to Q Comm, subject to the terms, conditions and specifications set forth in this Agreement; and

         WHEREAS, the parties acknowledge that this Agreement is binding and enforceable and agree to abide by the promises and covenants contained herein; and

         NOW, THEREFORE, in consideration of the premises, covenants and mutual promises hereinafter set forth and intending to be legally bound thereby, the parties agree to the following terms, conditions and specifications:

I. SERVICES PROVIDED:

         Q Comm will provide the Qxpress(TM) terminal to organizations ("Merchants") contracted by Broker in accordance with the terms specified in Schedule "A"
         Q Comm agrees to sell to Broker and Broker agrees to purchase Qxpress(TM) PINs in accordance with the terms and conditions set forth herein. Qxpress(TM) provides access to prepaid calling and enhanced card services, including network provisioning for interstate, international and, where permitted by applicable regulations, intrastate transmission, as well as switching facilities needed to originate, transmit, and terminate Card traffic.

II. TERM:

         The term of this agreement is two (2) years. If, at the end of this term, both Q Comm and Broker wish to renew the agreement, they may do so. IN THE EVENT OF NON-PERFORMANCE, THIS AGREEMENT MAY BE CANCELLED WITH A THIRTY (30) DAY NOTICE. This agreement may be terminated by either party if the terms of this agreement are not being fulfilled. If terminated by the Broker, a thirty (30) day prior written notice to the other party is required. Broker shall, upon termination of this Agreement, and at the request of Q Comm, Inc. arrange for the return of all Qxpress(TM) terminals in Brokers possession at the expense to the Broker unless the client using the Qxpress(TM) terminal has been contracted under the Q Comm Inc, "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. If return is requested by Q Comm, Inc., all Qxpress(TM) terminals must be returned within twenty-five (25) days of the date of termination. If the terminals are not received within that time frame the Broker agrees to pay $350.00 per unit payable upon demand. Broker shall indemnify and hold Q Comm harmless from any and all claims, actions, losses and damages arising from the attempted use by third parties or end-users. The terms and conditions of this Agreement shall remain in full force and effect after the termination date for all Qxpress(TM) terminals contracted by Broker and activated by Q Comm before the termination date.

III. COMPENSATION:

         Q Comm shall pay Broker, and Broker shall be entitled to receive, commissions and compensations as outlined in "SCHEDULE D" attached to this agreement. Broker will receive it's agreed upon percentage, based upon the customer retail volume, each week following the ACH. Broker agrees to all fees, commissions, and minimum performance requirements in accordance with schedules "A" and "B" which are subject to change with five (5) day notice to the Broker.

IV. DEPOSIT/CANCELLATION:

         No Deposit is required with the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. A minimum performance per terminal per week is required and outlined in "SCHEDULE A". If this minimum is not met, a service fee will be assessed through the ACH agreement. In addition, a Qxpress(TM) restocking fee of $25.00 applies to all returned terminals except for performance recalls by Q Comm, Inc.. If the merchant fails to maintain such average sales volume Q Comm Inc. may, at its sole discretion and without liability, immediately terminate the "SERVICES AND RENTAL AGREEMENT".

V. RATE CHANGES:

         The Service rates shall be subject to all applicable carrier tariffs. Q Comm shall have the right to change the Service rates at any time for any reason in Q Comm's sole discretion with five (5) day prior written notification of the change to Broker. Broker acknowledges that a rate change will modify the minute availability on the prepaid calling card.

VI. ORDERS:

         The original, signed copies of the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are required from the Broker for all Merchant orders prior to shipping and/or activating a Q Comm Qxpress(TM) terminal. All orders shall be subject to Q Comm's approval, as well as Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement, unless otherwise established; a copy of which is attached hereto as "SCHEDULE B& C". Merchants must call Q Comm Customer Service to activate their terminal once the Merchant has received the terminal.

VII. RETURN GOODS POLICY:

         All returned goods must be authorized by Q Comm Inc. using a Request for Return Goods Authorization "RGA" Request form. All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned goods in order to be accepted.

VIII. IN-SERVICE TRAINING:

         A. Obligations of Q Comm:

         1) Q Comm will provide one (1) Train-the-Trainer session for Broker at agreed upon location.
         2) Q Comm will provide English only in-service training for the first five (5) locations, as part of the Train-the-Trainer program.
         3) See "SCHEDULE A" for pricing on Q Comm-provided training for additional locations.

         B. Obligations of Broker:

         1) Broker will schedule a time for Q Comm to do the Train-the-Trainer program.
         2) Any additional training provided by Q Comm for Broker accounts will be charged to the Broker through the ACH, according the pricing on "SCHEDULE A".

IX. ACTIVATION:

         Broker and/or Merchant shall pay for all activated calling cards via ACH program, which will debit the designated merchant account every week for the previous week's sales.

X. OBLIGATIONS OF Q COMM:

         A. Q Comm shall provide the Qxpress(TM) terminal to Broker's Merchants subject to the Q Comm, Inc. acceptance of the "SERVICES AND RENTAL AGREEMENT" and the ACH Agreement.

         B. Q Comm may use multiple carriers to provide the telecom prepaid services.

         C. Q Comm shall approve in writing all point of purchase materials and prepaid calling card language and artwork used by Broker.

         D. Q Comm shall be solely responsible for developing and implementing the terms and conditions for use of Qxpress(TM).

         XI. OBLIGATIONS OF BROKER:

         A. Broker is required to adhere to the following performance minimums for each Qxpress(TM) unit installed:

         1) Minimum performances, outlined in the "SERVICES AND RENTAL AGREEMENT," must be maintained monthly by 90 percent of the Qxpress(TM) terminals placed by Q Comm, Inc. in Broker's behalf.

         2) Broker must place a minimum of one hundred and fifty (150) Qxpress(TM) terminals in the first six (6) months of this agreement. it is understood by the parties that there is no maximum number of terminals that could be deployed.

         3) If these performance minimums are not met, Q Comm, Inc. may terminate the Broker Agreement at any time.

         B. If this Agreement is terminated by either party, Q Comm, Inc. will continue to support the existing Qxpress(TM) terminals and pay Broker the agreed upon percentages under all existing contract terms for a period of 180 days from the date of notice as defined in paragraph XX ("Notices").

         C. Broker accepts the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement in effect at the time of this Agreement. ("SCHEDULE B & C"). Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are subject to change with five (5) day notice to Broker.

         D. Broker must obtain Q Comm's written approval of all content and artwork for any prepaid calling cards, packaging and point-of-purchase materials as a condition to activation of PINs. Q Comm shall have the right to change, add, or modify the copy in any way. All modifications by Broker to pre-approved content or artwork must also be approved in writing by Q Comm.

XII. DELIVERY, TITLE, RISK OF LOSS, SECURITY AND FRAUD CONTROL:

         A. Broker, upon taking delivery of the Qxpress(TM) terminal from Q Comm, shall bear the risk of loss (unless contracted under the Q Comm, Inc. "SERVICES AND RENTAL AGREEMENT") and be solely responsible for all losses, damages, claims and liabilities caused by:

         1. PINs, active cards, and inactive cards which are mishandled, damaged or stolen;

         B. Q Comm shall collect all revenues from retailers as per the ACH agreement enclosed in Schedule "B".

         C. Broker shall bear the risk of loss for fraud, theft, non-sufficient funds, or misuse of the Qxpress(TM) terminal by Broker's customers.

         D. The parties agree that, upon activation and authorization of sale by the Qxpress(TM) terminal, the Merchant shall be responsible for the following as per the "SERVICES AND RENTAL AGREEMENT":

         1. all lost and/or stolen cards, for which no refunds or credits will be issued by Q Comm;

         2. use of activated Calling Cards generated by Qxpress(TM) (including calls to wrong numbers), regardless of whether such use occurred by the Merchant, a person authorized by the end user to use the Qxpress(TM) terminal, or by a person not authorized by end user; and

         3. improper activation by Merchant of incorrect unit amounts, improper decrementation by Q Comm or transmission difficulty.

         E. Q Comm shall, in its sole discretion, have the right to immediately deactivate any particular Qxpress(TM) terminal, PIN or batches of PINs in the event Q Comm reasonably believes that same have been improperly or fraudulently activated.

         F. All shipments are F.O.B. Utah.

XIII. FORCE MAJEURE:

         Q Comm shall not be liable for any delay or nonperformance under the terms of this Agreement due to causes beyond its control, including but not limited to, acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, severe weather conditions, failure by Broker to fulfill any of its obligations under this Agreement, acts of third parties, or acts or omissions of common carriers (collectively referred to as "Force Majeure Conditions")

XIV. INDEMNIFICATION AND LIMITATIONS OF LIABILITY

         A. Q Comm shall exercise its best efforts to avoid network service interruption. However, in the event of a network service interruption or equipment failure, Q Comm's liability hereunder shall be limited to the retail cost of the PIN subject to the interruption, provided that such interruption was caused solely by Q Comm's willful act or omission or its negligence. Q Comm shall not be liable for any interruption caused by the negligence or any act or omission of Broker, the Card user, carrier, switch provider or any third party.

         B. Except as otherwise stated herein each party will defend, indemnify and hold harmless the other party, its owners, parents, affiliates, subsidiaries, brokers, directors, officers, shareholders, and employees from and against any and all losses, costs, claims, awards, liabilities, damages, and expenses (including reasonable attorneys fees) brought or claimed by third parties, relating to or arising out of the negligence or willful misconduct of either party in the performance of this Agreement.

         C. Q COMM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR OTHER WARRANTY OF QUALITY, EXCEPT AS EXPRESSLY PROVIDED IN THE TERMS AND CONDITIONS OF THIS AGREEMENT. IN NO EVENT SHALL Q Comm BE LIABLE TO BROKER OR ANY OTHER PERSON OR ENTITY FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO LOST REVENUES OR PROFITS.

XV. INTELLECTUAL PROPERTY; USE OF MARKS:

         A. Broker acknowledges Q Comm's exclusive ownership of all Q Comm designated trademarks, service marks and other symbols (the "Marks") relating to the PIN and agrees not to assume any rights in the Marks.

         B. It is understood and agreed by both parties that nothing in this agreement is intended to grant to Broker the right to engage in the business of offering goods or services using Q Comm's trade name, trademark, service mark, logotype, advertising, or other commercial symbol or related characteristics.

XVI. CONFIDENTIALITY:

         Both parties agree that all of the terms and conditions of this Agreement are confidential. Press releases or other public announcements ("Public Releases") by either party concerning the existence of this Agreement, terms of this Agreement, or the services to be provided under this Agreement may not be disclosed publicly, other than to service vendors for the purpose of effectuating this Agreement, without the prior written consent of both Q Comm and Broker.

XVII. ASSIGNMENT:

         Q Comm may at any time assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without Broker's approval. Broker may not assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without the prior written consent of Q Comm.

XVIII. INJUNCTIVE RELIEF:

         Broker hereby agrees that the remedy at law for any breach or threatened breach by it of the covenants in this Agreement may be inadequate and that Q Comm would suffer irreparable harm; therefore, it is mutually agreed and stipulated by the parties hereto, that in addition to any other remedies at law or in equity which Q Comm may have, Q Comm shall be entitled to obtain in a court of law and/or equity a temporary and/or permanent injunction restraining Broker from a further violation or breach of such covenants.

XIX. ATTORNEY'S FEES:

         In the event that an action at law or in equity is brought by Q Comm to enforce the terms and conditions of this Agreement, or to prevent a breach thereof, and Q Comm is the prevailing party, Broker shall be liable for Q Comm's reasonable attorneys fees and costs in addition to any other relief awarded to Q Comm pursuant to such action.

XX. NOTICES:

         Notices required to be given under this Agreement shall be effective when mailed by prepaid certified mail return receipt requested to:

                  Q Comm International, Inc.
                  1145 South 1680 West
                  Orem, UT  84058-4930
                  Stephen C. Flaherty, President

                  Iowa Wireless Service LP
                  11358 Aurora Avenue
                  Urbandale, IA  50322.
                  Steven T. Schuler
                  (319) 981-9100

XXI. GENERAL:

         A. This Agreement constitutes the entire understanding between Q Comm and Broker and supersedes any and all prior or contemporaneous oral or written statements and representations made by either party to the other.

         B. Failure on the part of either party to enforce any provision of this Agreement in any one instance shall not be construed as a general waiver or relinquishment of the right to enforce such provision.

         C. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected thereby.

         D. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to the other party. The undersigned represent and warrant that they are duly authorized by the parties to enter into and sign this Agreement and by such signatures do bind the parties to the terms of this Agreement.

         E. This Agreement shall be governed by Utah law, without giving effect to its choice of law provisions.

XXII. NON-DISCLOSURE

         A. During the course of this Agreement, Broker shall become aware of certain methods, practices, and procedures with which Q Comm conducts its business, all of which Broker and Q Comm agree are proprietary information and as such are trade secrets.

         B. Broker will not at any time, either during this Agreement or thereafter divulge, furnish, or make available, either directly or indirectly, to any person, firm, corporation or other entity any proprietary information used by Q Comm. Broker agrees that all such matters and information shall be kept strictly and absolutely confidential.

         C. Broker acknowledges that a breach of any of the provisions of this Agreement may result in continuing and irreparable damages to Q Comm for which there may be no adequate remedy at law and that Q Comm in addition to other relief available to Q Comm shall be entitled to the issuance of an injunction restraining Broker from committing or continuing and breach of this Agreement.


IN WITNESS WHEREOF, the parties agree that this Agreement sets forth the complete understanding of the parties and may not be modified except in writing signed by both parties.

Iowa Wireless                              Q Comm International, Inc.

By:/s/ Steven T. Schuler                   By: /s/ Stephen Flaherty
  ----------------------------------           --------------------------------

Its: Chief Financial Officer               Its:  President
    --------------------------------           --------------------------------

Date: January 15, 2002                     Date: January 15, 2002
      ------------------------------            -------------------------------

Phone #:                                   Phone #: (801) 226-4222
                                                    --------------

                                  SCHEDULE "A"

Payment:

1. Broker will receive its agreed upon percentage daily or weekly corresponding with the merchants ach schedule and based on the transaction fees listed below.

2.   Q Comm will deduct the Q Comm percentage (%) from each ACH.

3.   Payment in U.S. Dollars.

4. Q Comm will collect funds from Merchants on a weekly or daily basis through an ACH. Each account will be placed on a weekly ACH initially. Once sales for an individual unit exceeds $500/day in gross revenue, the client will be automatically switched to a daily ACH.

Training:

5. Q Comm will provide English speaking telephonic training for Qxpress(TM) as follows:

     a)   The first five (5) approved locations are trained at no charge.

     b)   Each additional in-service training is $22.50.

         Terminal:

6. Broker will contract each Merchant location to be installed with Qxpress(TM) using a Q Comm Services & Rental Agreement and an ACH Agreement (Schedule "B" and "C").

7. Qxpress(tm)blank cards for use in terminals may be provided by Q Comm; $25 per box (250 cards in a box). Private label cards are available.

8. Q Comm will waive the initial $35.00 set-up fee for each Qxpress(TM) unit requested by the BrokeR. However, if Broker collects a set-up fee from its customers, Q Comm will immediately begin charging the Broker $35 per terminal.

9. Q Comm will arrange for Internet access for Broker and selected key accounts.

10.  All Qxpress(TM) terminals remain the sole property of Q Comm Inc.

11.  All products and shipments are FOB Utah.

12.  Qxpress(TM) demonstration terminals are available for the following fees:

          1-2 demo terminals - $35 each per month (paid in advance) 3-6 demo terminals - $50 each per month (paid in advance) 7+ demo terminals - $100 each per month (paid in advance)

13. Terminals will be configured to have screen display in language of choice (English plus one).

14. Terminals will display the name and logo of q comm unless a private label agreement is reached between the parties. The terminals may display both the name of q comm and iowa wireless.

15. The relationship will originate with the use of the older version of Q Comm terminals and that the newer terminals will be utilized as soon as they become available. The newer terminals will be in place no later than june 30, 2002.

16.  Minimum Performance:

     a) Each location (where a Qxpress(TM) terminal has been installed) must maintain a $200.00/week minimuM.

     b) If these minimums are not met each week, a weekly service fee of $8.95 will be deducted from the Merchants ACH account.

     c) This service fee will commence the second Monday following shipment of the Qxpress(TM) terminal.

     d) Each Qxpress(tm) terminal (Merchant location) is responsible for meeting the performance minimum for the location.

If products are being provided by Broker, the following deal points apply:

17. Broker may add additional products on Qxpress(TM) if they desire. Up to five (5) products can be added At no charge. Each additional product is $325.

18. Q Comm will provide one (1) download of pins per month at no charge. Each additional download is $250.

19. The price and terms of this Agreement are good for 30 days without a signature.

Transaction Fees:

20. Q Comm will receive a 1% commission on all gross revenue sold through Qxpress(TM).

21. Q Comm will receive a eighty-five cent (85(cent)) per week account management and ach fee per qxpress(tm) location. this fee starts concurrent with the minimum performance fee listed in #16c.

22. Q Comm will receive a twenty-five cent (25(cent)) per week hardware maintenance fee per Qxpress(Tm) location. This fee starts concurrent with the minimum performance fee listed in #16c.

23. Minimum gross revenue (Face Value) per week must exceed $20,000 after the initial six (6) month rollout.

Reports:

24. Three standard reports will be provided by Q Comm; Merchant, Broker, Operator/Carrier.

25. Custom report creation available.

26. Pin management reports also available.

                                  SCHEDULE "B"

                          SERVICES AND RENTAL AGREEMENT

This Agreement is made this _____day of ________________ ,2002 by and between __________________________________ (the "Merchant") and Q COMM, Inc. Q COMM Inc.
is a wholly owned subsidiary of Q COMM International, Inc. Qxpress Management System ("Qxpress(TM)") is a point-of-sale printing device for prepaid service. The MerchaNT wishes to utilize the Qxpress(TM) Device for their phone card, wireless, and any additional prepaid services AS available for sales at their designated location(s). A list of the locations is attached to this Agreement and incorporated herein by reference.

      IN THE EVENT OF A DISPUTE, THIS AGREEMENT IS SUBJECT TO ARBITRATION
                                 AND MEDIATION.

1. The term of this agreement is two (2) years during which Q COMM, Inc. will provide Qxpress(TM) to the MerchaNT at no charge. The Merchant is required to produce a weekly minimum of $200.00 in gross prepaid card revenue. If this minimum is not met, a service fee of $8.95 will apply. This service fee will be included in the ACH accounting each week that performance falls below the minimum. The service fee will commence the second Monday following the shipment of the Qxpress(TM) terminal. Optional weekly ACH reports are available to the Merchant upON request for a $2.00 weekly charge. Blank cards will be provided by Q Comm at a cost of $0.10 per card ($25 per box of 250 cards).

2. Q Comm will collect funds from Merchants on a weekly or daily basis through an ACH. Each account will be placed on a weekly ACH initially. Once sales for an individual unit exceeds $500/day in gross revenue, the client will be automatically switched to a daily ACH.

3. Compensation: Q COMM, Inc. will compensate the Business for prepaid telecom revenues as per the following:


         Product Description       Percentage       Product Description         Percentage
         -------------------       ----------       -------------------         ----------

         ---------------            -------%         ----------------            -------%

         ---------------            -------%         ----------------            -------%
         ---------------            -------%         ----------------            -------%


4. Qxpress(TM) is and shall remain the sole property of Q COMM, Inc., and shall be surrendered on demand if the terms of this agreement are violated.

5. Q COMM, Inc. reserves the right to remove a Qxpress(TM) from a location if sales in that location do not warrant the Qxpress(TM) placement.

6. The Merchant shall provide the following: 1) a safe and secure place for the Qxpress(TM) to be located, 2) a grounded power outlet, 3) phone line access, and
4) a point-of-sale material location.

Merchant:

The Merchant's store name:  ___________________________________________________

The Merchant's store address:  ________________________________________________

                       City/State/Zip: ________________________________________

The Merchant's store telephone number: ________________________________________

The Merchant's store fax number: ______________________________________________

The Merchant's store Email address: ___________________________________________

Owner/Officer: (print):  ______________________________________________________

Owner/Officer: (signature):  __________________________________________________

Q COMM, Inc.

Representative:  ______________________________________________________________


                                               White Copy: Q Comm, Inc.
                                                  Yellow Copy: Merchant
                                                      Pink Copy: Broker


                     ORIGINALS MUST BE SENT TO Q COMM, INC.

7. Q COMM, Inc. will provide standard point-of-sale materials at it's own expense. Private labeled point of sale material can be provided by Q COMM, Inc. at the Merchant's expense. The Merchant can provide their own point of sale materials subject to approval by Q COMM, Inc. (Q COMM, Inc. must assure that any advertising meets FCC or Public Service or Utility Commission Guide lines).

8. Qxpress(TM) shall remain at the location it is initially located in and shall not be moved without prior approval from Q COMM, Inc. (a fax or E-mail with receipt confirmed shall also serve as notice).

9. PAYMENT: Weekly or daily, an agreed upon account will be debited by Automated ClearingHouse (ACH) or Electronic Funds Transfer (EFT) (herein after referred to as the "debit"). The debit will be initiated by Q COMM, Inc. If debit is refused by The Merchant's bank, Qxpress(TM) will be turned off until the debit is honored and a service fee of $25.00 for insufficient funds will be assessed before Qxpress(TM) is reactivated. Two refused debits will cause this Agreement to be terminated immediately without notice. Any fees incurred by Q Comm in order to collect unpaid debits, including but not limited to collection agency fees, attorney's fees and court costs, will be added to the amount Q Comm is entitled to receive from The Merchant. Interest at 18% per annum will also be added to unpaid debits.

10. In the event Qxpress(TM) malfunctions, the store clerk or manager will call Qxpress Client Services at (800) 626-9941. If the Qxpress cannot be repaired with instructions over the phone or by phone updates, Q COMM, Inc. will send a replacement unit via overnight delivery.

11. Any disputes between The Merchant and Q COMM, Inc. that cannot be resolved will be submitted to arbitration under the rules and regulations of the American Arbitration Association. Either party may invoke this paragraph after providing 10 days written notice to the other party. All cost of arbitration shall be divided equally between the parties. Any award may be enforced by a court of law. Dispute mediation, or arbitration will be handled at the specific court located in the county of Utah, State of Utah.

12. ENTIRE AGREEMENT: This is our entire agreement and cannot be changed unless agreed to in writing by both parties.

13. FORCE MAJEURE: If any part of this agreement is invalidated by local, county, state or federal rules or regulations, or a court of law, the balance of this agreement will remain valid.

14. TAXES: Q COMM, Inc.'s carriers are responsible for collection and payment of Federal excise and applicable State taxes unless the local, county or State laws, rules, and regulations require that the taxes be collected at the time of sale and reported to the taxing authorities by the Merchant. Taxes may be collected from the card user on a per call or per minute basis. There may be taxes that Q COMM, Inc. will collect and pass through to The Merchant. Any additional taxes levied by Federal, State, or local entities will be passed on to The Merchant. Any taxes collected by The Merchant will be their sole responsibility to remit to proper taxing authorities. This statement is not advice on the collection or reporting of taxes and we suggest that each Merchant contact their CPA, Accountant or taxing authority in their states for the correct taxes or reporting of same from the sale of any Prepaid Telecommunication Product.

15. DIAL AROUND: The FCC in October 1997 mandated that all 800 or 888 calls from a pay phone be compensated to the pay phone owner. A surcharge ($.49) may be added to each call for toll free access from a pay phone. The Merchant is not responsible for collecting and paying these dial around charges.

16. RETURN GOODS POLICY: All returned goods must be authorized by Q Comm, Inc. using a Return Goods Authorization "RGA" form. All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards, as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. ThIS fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned good shipments in order to be accepted.

17. TRANSFER OF RIGHTS OR ASSIGNMENT: This agreement shall be binding on any successors of the parties. Neither party shall have the right to assign its interests in this Agreement to any other party, unless the prior written consent of the other is obtained.

18. WARRANTIES: Neither party makes any warranties with respect to the use of Qxpress(TM) by either party or by any third party. In no event will Q COMM, Inc. be liable for direct, indirect, incidental, or consequential damaged, that are in any way related to Qxpress(TM) or its carriers.

19. TERMINATION: This Agreement can be terminated by Q COMM, Inc. by providing a thirty (30) day advance written notice. The Merchant can terminate with 30 days advance written notice if the terms of this agreement are not being met.

20. GOVERNING LAWS: This Agreement is governed by the laws, rules and regulations of the State of Utah.

21. EXCLUSIVITY: The Merchant agrees that during the term of this agreement Q COMM, Inc. shall be the sole provider of phone cards and Prepaid Wireless to all their retail locations.

                                 [Q COMM LOGO]

                                  SCHEDULE "C"
                                  ------------

                                  ACH AGREEMENT

     Authorization and Agreement for Automated Clearing House (ACH) Debits
                                  and Credits

Company Name: _________________________________________________________________

Company Address: ______________________________________________________________

I (we) authorize: Q COMM International, Inc. herein after called "Company", to initiate credit and or debit entries and adjustments for any credit entries in error to my (our) checking account indicated below and the depository named below, herein after called "Depositor", and to credit and/or debit the same such account.

Depositor name (Bank name): ___________________________________________________

Address: ______________________________________________________________________

City, State and Zip or Postal Code: ___________________________________________


Phone Number: ____________________________  Fax Number: _______________________

Bank Service Representative: __________________________________________________


ACH Routing/Transit/ABA # (9 digits): _________________________________________

Account Number: _______________________________________________________________

This authority is to remain in full force and effect until Company has received written notification from me (us).

By:                                         By: Q COMM Inc.
    ------------------------------
         (Please Print)
Its: __________________________________     Client Mgr: ________________________
          (Title)

Signed: ______________________________      H O: _______________________________

Date: ___________________________           Date: ______________________________

PLEASE VERIFY YOUR ACCOUNT NUMBER AND ACH ROUTING NUMBER WITH YOUR BANK. ATTACH A VOIDED CHECK TO THIS FORM. NO DEPOSIT SLIP.

Any errors and/or disputes must be corrected within two banking days of the initiating transaction. Thank you for your confidence and trust.

                                  SCHEDULE "D"

                PRODUCT PRICE LIST AND BROKER COMMISSION SCHEDULE



                       IOWA WIRELESS PROVIDES ALL PRODUCTS

                          (all products are PIN-based)

                                 [Q COMM LOGO]


                        Q Comm, Inc. Services Agreement
                        -------------------------------

         This Agreement (the "Agreement") is entered into this 11th day of October, 2000 (the "Execution Date") between Q Comm, Inc. ("Q Comm") with offices at 1145 South 1680 West Orem, UT 84058-4930 and Hargray Wireless ("Broker") with offices at 856 William Hilton Pkwy. Bldg. A Hilton Head, SC 29938.

                                   WITNESSETH:

         WHEREAS, Q Comm offers a comprehensive prepaid management system through the Qxpress(TM) Point-of-Sale activation terminal ("Qxpress(TM)") and the Q Comm telecommunications network ("Qxpress Services"); and

         WHEREAS, Broker desires to purchase Q Comm services, including activated calling cards in the form of personal identification numbers (collectively the "PINs") as will be generated on-demand by Qxpress(TM); and

         WHEREAS, Q Comm desires to obtain Broker as an independent agent to market and promote Qxpress(TM) and Qxpress(TM) Services and Broker desires to provide such services to Q Comm, subject to the terms, conditions and specifications set forth in this Agreement; and

         WHEREAS, the parties acknowledge that this Agreement is binding and enforceable and agree to abide by the promises and covenants contained herein; and

         NOW, THEREFORE, in consideration of the premises, covenants and mutual promises hereinafter set forth and intending to be legally bound thereby, the parties agree to the following terms, conditions and specifications:

I. SERVICES PROVIDED:

         Q Comm will provide the Qxpress(TM) terminal to organizations ("Merchants") contracted by Broker in accordance with the terms specified in Schedule "A"

         Q Comm agrees to sell to Broker and Broker agrees to purchase Qxpress(TM) PINs in accordance with the terms and conditions set forth herein. Qxpress(TM) provides access to prepaid calling and enhanced card services, including network provisioning for interstate, international and, where permitted by applicable regulations, intrastate transmission, as well as switching facilities needed to originate, transmit, and terminate Card traffic.

II. TERM:

         The term of this non-exclusive agreement is two (2) years. If, at the end of this term, both Q Comm and Broker wish to renew the agreement, they may do so. This agreement may be terminated at any time for "no cause." If terminated by the Broker, a ninety (90) day prior written notice to the other party is required. Broker shall, upon termination of this Agreement, and at the request of Q Comm, Inc. arrange for the return of all Qxpress(TM) terminals in Brokers possession at the expense to the Broker unless the client using the Qxpress(TM) terminal has been contracted under the Q Comm Inc, "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. If return is requested by Q Comm, Inc., all Qxpress(TM) terminals must be returned within twenty-five (25) days of the date of termination. If the terminals are not received within that time frame the Broker agrees to pay $350.00 per unit payable upon demand. Broker shall indemnify and hold Q Comm harmless from any and all claims, actions, losses and damages arising from the attempted use by third parties or end-users. The terms and conditions of this Agreement shall remain in full force and effect after the termination date for all Qxpress(TM) terminals contracted by Broker and activated by Q Comm before the termination date.

III. COMPENSATION:

         Q Comm shall pay Broker, and Broker shall be entitled to receive, commissions and compensations as outlined in "SCHEDULE D" attached to this agreement. Broker will receive it's agreed upon percentage, based upon the customer retail volume, each week following the ACH. Broker agrees to all fees, commissions, and minimum performance requirements in accordance with schedules "A" and "B" which are subject to change with five (5) day notice to the Broker.

IV. DEPOSIT/CANCELLATION:

         No Deposit is required with the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement. A minimum performance per terminal per week is required and outlined in "SCHEDULE A". If this minimum is not met, a service fee will be assessed through the ACH agreement. In addition, a Qxpress(TM) restocking fee of $25.00 applies to all returned terminals except for performance recalls by Q Comm, Inc.. If the merchant fails to maintain such average sales volume Q Comm Inc. may, at its sole discretion and without liability, immediately terminate the "SERVICES AND RENTAL AGREEMENT".

V. RATE CHANGES:

         The Service rates shall be subject to all applicable carrier tariffs. Q Comm shall have the right to change the Service rates at any time for any reason in Q Comm's sole discretion with five (5) day prior written notification of the change to Broker. Broker acknowledges that a rate change will modify the minute availability on the prepaid calling card.

VI. ORDERS:

         The original, signed copies of the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are required from the Broker for all Merchant orders prior to shipping and/or activating a Q Comm Qxpress(TM) terminal. All orders shall be subject to Q Comm's approval, as well as Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement, unless otherwise established; a copy of which is attached hereto as Schedule "B".

VII. RETURN GOODS POLICY:

         All returned goods must be authorized by Q Comm Inc. using the Request for Return Goods Authorization "RGA" Request form found in SCHEDULE "E". All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned goods in order to be accepted.

VIII. ACTIVATION:

         Broker and/or Merchant shall pay for all activated calling cards via ACH program, which will debit the designated merchant account every week for the previous week's sales.

IX. OBLIGATIONS OF Q Comm:

         A. Q Comm shall provide the Qxpress(TM) terminal to Broker's Merchants subject to the Q Comm, Inc. acceptance of the "SERVICES AND RENTAL AGREEMENT" and the ACH Agreement.

         B. Hargray will be the sole provider of its own prepaid products.

         C. Q Comm shall be solely responsible for developing and implementing the terms and conditions for use of Qxpress(TM).

X. OBLIGATIONS OF BROKER:

         A. Broker is required to adhere to the following performance minimums:

            1) Minimum performances, outlined in the "SERVICES AND RENTAL
               AGREEMENT," must be maintained quarterly by 75 percent of the Qxpress(TM) terminals placed by Q Comm, Inc. in Broker's behalf.

            2) Broker must place a minimum of sixty (60) Qxpress(TM)terminals in each twelve (12) month period.

            3) If these performance minimums are not met, Q Comm, Inc. may terminate the Broker Agreement at any time.

         B. If this Agreement is terminated by either party, Q Comm, Inc. will continue to support the existing Qxpress(TM) terminals under all existing contract terms for a period of 180 days from the date of notice as defined in paragraph XVIII ("Notices").

         C. Broker accepts the "SERVICES AND RENTAL AGREEMENT" and ACH Agreement in effect at the time of this Agreement. (Schedule "B"). Q Comm's "SERVICES AND RENTAL AGREEMENT" and ACH Agreement are subject to change with five (5) day notice to Broker. Hargray may terminate upon ten (10) day notice if the terms of this change are undesirable to Hargray.

         D. Broker must obtain Q Comm's written approval of all content and artwork for any prepaid calling cards, packaging and point-of-purchase materials as a condition to activation of PINs. Q Comm shall have the right to change, add, or modify the copy in any way. All modifications by Broker to pre-approved content or artwork must also be approved in writing by Q Comm.

         E. Q Comm Prepaid Phone Card "Custom/Private Label Card Terms & Conditions" (Schedule "C") must be clearly disclosed on the back of each custom prepaid calling card, insert or point-of-purchase material.

XI. DELIVERY, TITLE, RISK OF LOSS, SECURITY AND FRAUD CONTROL:

         A. Broker, upon taking delivery of the Qxpress(TM) terminal from Q Comm, shall bear the risk of loss (unless contracted under the Q Comm, Inc. "SERVICES AND RENTAL AGREEMENT") and be solely responsible for all losses, damages, claims and liabilities caused by:

         1. PINs, active cards, and inactive cards which are mishandled, damaged or stolen;

         B. Q Comm shall collect all revenues from retailers as per the ACH agreement enclosed in Schedule "B".

         C. Broker shall bear the risk of loss for fraud, theft or misuse of the Qxpress(TM) terminal by Broker's employees. Q Comm will use its best efforts to inform Hargray of any fraud or misuse as and if Q Comm becomes aware.

         D. The parties agree that, upon activation and authorization of sale by the Qxpress(TM) terminal, the Merchant shall be responsible for the following as per the "SERVICES AND RENTAL AGREEMENT":

         1. all lost and/or stolen cards, for which no refunds or credits will be issued by Q Comm;

         2. use of activated Calling Cards generated by Qxpress(TM) (including calls to wrong numbers), regardless of whether such use occurred by the Merchant, a person authorized by the end user to use the Qxpress(TM) terminal, or by a person not authorized by end user; and

         3. improper activation by Merchant of incorrect unit amounts, improper decrementation by Q Comm or transmission difficulty.

         E. Q Comm shall, in its sole discretion, have the right to immediately deactivate any particular Qxpress(TM) terminal, PIN or batches of PINs in the event Q Comm reasonably believes that same have been improperly or fraudulently activated.

         F. All shipments are F.O.B. Utah.

XII. FORCE MAJEURE:

         Q Comm shall not be liable for any delay or nonperformance under the terms of this Agreement due to causes beyond its control, including but not limited to, acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, severe weather conditions, failure by Broker to fulfill any of its obligations under this Agreement, acts of third parties, or acts or omissions of common carriers (collectively referred to as "Force Majeure Conditions")

XIII. INDEMNIFICATION AND LIMITATIONS OF LIABILITY

         A. Q Comm shall exercise its best efforts to avoid network service interruption. However, in the event of a network service interruption or equipment failure, Q Comm's liability hereunder shall be limited to the retail cost of the PIN subject to the interruption, provided that such interruption was caused solely by Q Comm's willful act or omission or its negligence. Q Comm shall not be liable for any interruption caused by the negligence or any act or omission of Broker, the Card user, carrier, switch provider or any third party.

         B. Except as otherwise stated herein each party will defend, indemnify and hold harmless the other party, its owners, parents, affiliates, subsidiaries, brokers, directors, officers, shareholders, and employees from and against any and all losses, costs, claims, awards, liabilities, damages, and expenses (including reasonable attorneys fees) brought or claimed by third parties, relating to or arising out of the negligence or willful misconduct of either party in the performance of this Agreement.

         C. Q COMM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR OTHER WARRANTY OF QUALITY, EXCEPT AS EXPRESSLY PROVIDED IN THE TERMS AND CONDITIONS OF THIS AGREEMENT. IN NO EVENT SHALL Q Comm BE LIABLE TO BROKER OR ANY OTHER PERSON OR ENTITY FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO LOST REVENUES OR PROFITS.

XIV. INTELLECTUAL PROPERTY; USE OF MARKS:

         A. Broker acknowledges Q Comm's exclusive ownership of all Q Comm designated trademarks, service marks and other symbols (the "Marks") relating to the PIN and agrees not to assume any rights in the Marks.

         B. It is understood and agreed by both parties that nothing in this agreement is intended to grant to Broker the right to engage in the business of offering goods or services using Q Comm's trade name, trademark, service mark, logotype, advertising, or other commercial symbol or related characteristics.

XV. CONFIDENTIALITY:

         Both parties agree that all of the terms and conditions of this Agreement are confidential. Press releases or other public announcements ("Public Releases") by either party concerning the existence of this Agreement, terms of this Agreement, or the services to be provided under this Agreement may not be disclosed publicly, other than to service vendors for the purpose of effectuating this Agreement, without the prior written consent of both Q Comm and Broker.

XVI. ASSIGNMENT:

         Q Comm may at any time assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without Broker's approval. Broker may not assign its rights, obligations or duties, in whole or in part, or any other interest hereunder without the prior written consent of Q Comm. In the event of assignment by Q Comm to another entity, Hargray will have the right to terminate the agreement upon ten (10) day notice.

XVII. INJUNCTIVE RELIEF:

         Broker hereby agrees that the remedy at law for any breach or threatened breach by it of the covenants in this Agreement may be inadequate and that Q Comm would suffer irreparable harm; therefore, it is mutually agreed and stipulated by the parties hereto, that in addition to any other remedies at law or in equity which Q Comm may have, Q Comm shall be entitled to obtain in a court of law and/or equity a temporary and/or permanent injunction restraining Broker from a further violation or breach of such covenants.

XVIII. ATTORNEY'S FEES:

         In the event that an action at law or in equity is brought by Q Comm to enforce the terms and conditions of this Agreement, or to prevent a breach thereof, and Q Comm is the prevailing party, Broker shall be liable for Q Comm's reasonable attorneys fees and costs in addition to any other relief awarded to Q Comm pursuant to such action.

XVIX. NOTICES:

         Notices required to be given under this Agreement shall be effective when mailed by prepaid certified mail return receipt requested to:

                  Q Comm International, Inc.
                  1145 South 1680 West
                  Orem, UT  84058-4930
                  Stephen C. Flaherty, President

                  Hargray Wireless
                  856 William Hilton Pkwy, Bldg. A
                  Hilton Head, SC 25538
                  Marc Halperin, Director of Operations

XX. GENERAL:

         A. This Agreement constitutes the entire understanding between Q Comm and Broker and supersedes any and all prior or contemporaneous oral or written statements and representations made by either party to the other.

         B. Failure on the part of either party to enforce any provision of this Agreement in any one instance shall not be construed as a general waiver or relinquishment of the right to enforce such provision.

         C. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected thereby.

         D. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to the other party. The undersigned represent and warrant that they are duly authorized by the parties to enter into and sign this Agreement and by such signatures do bind the parties to the terms of this Agreement.

         E. The parties agree: (i) this Agreement shall be construed in accordance with the internal laws of the State of Delaware; (ii) if any dispute arises concerning this Agreement, venue shall be laid in the local, state or federal courts of the original defendant in such action.

XXI. NON-DISCLOSURE

         A. During the course of this Agreement, both parties shall become aware of certain methods, practices, and procedures concerning the practice of business, all of which Broker and Q Comm agree are proprietary information and as such are trade secrets.

         B. Both parties will not at any time, either during this Agreement or thereafter divulge, furnish, or make available, either directly or indirectly, to any person, firm, corporation or other entity any proprietary information used either party. Both parties agree that all such matters and information shall be kept strictly and absolutely confidential.


IN WITNESS WHEREOF, the parties agree that this Agreement sets forth the complete understanding of the parties and may not be modified except in writing signed by both parties.


Hargray Wireless                             Q Comm International, Inc.

By:/s/ Marc Halperin                         By: /s/ Stephen Flaherty
  ----------------------------------             ------------------------------

Its: Director of Operations                  Its:  President
    --------------------------------             ------------------------------

Date: October 11, 2000                       Date: October 11, 2000
      ------------------------------              -----------------------------

Phone #:                                     Phone #: (801) 226-4222
       -----------------------------                 --------------------------

                              AMENDED SCHEDULE "A"


1.   Q Comm will provide the Qxpress(TM) terminal at its expense.

2. Q Comm will provide installation and training support for each approved location.

3. Q Comm will arrange for Internet access for activity reporting on all locations installed under this agreement.

4. Q COMM, Inc. will provide generic blank phone cards at the rate of $.10 each. A credit of $.10 per sale will be given to the Merchant on each billing to offset the cost of the cards. Private labeled cards can be provided to the Merchant at actual cost. All cards are non-refundable.

5.   All Qxpress(TM) terminals remain the sole property of Q Comm Inc.

6.   Execute an approved Q Comm Inc. agreement for all Qxpress(TM) placements.

7.   Provide a 30 day sales forecast of Qxpress(TM) units.

8. Maintain responsibility for collection from the individual client. Hargray Wireless will pay Q Comm the following percentages on gross revenue for all Qxpress(TM) services and Qxpress(TM) terminals:

     o 4% on all gross revenue from Qxpress(TM).......$0 < $25,000 / week

     o 3% on all gross revenue from Qxpress(TM).......>$25,000 < $50,000 / week

     o 2.5% on all gross revenue from Qxpress(TM).......>$50,000 / week

9. Provide Q Comm Inc. with the appropriate documentation for an ACH of each Hargray Wireless client.

10. A Qxpress(TM) service charge will be assessed based on the gross revenue schedule below:

     Less than $150 gross revenue per week............................$14.25

     Greater than $150 gross revenue per week........................No Charge

11. Q Comm Inc will process all Hargray Wireless orders in a timely fashion and drop ship directly to the designated location.

12.  All products and shipments are FOB Utah.

13. Q Comm Inc. will ACH Hargray Wireless clients every week (Monday) for all activity for the prior seven days. The ACH will clear all monies except the agreed upon commissions.

14.  Offer 800 number customer service for all Qxpress(TM) products.

15. Q Comm will launch all pin numbers provided by Hargray Wireless to only those Hargray Wireless clients. One download of pins per month is provided at no charge. Each additional download is $250.

16. Q Comm will create one cardback for each Hargray Wireless product at no charge. Any additional cardback changes are $75.00 each.

17. Qxpress(TM) demonstration terminals are available for a fee of $35 per month (paid in advance).

18. Prices and terms are good for 30 days from date of this agreement. Subject to change without notice.

                                  SCHEDULE "B"

                          SERVICES AND RENTAL AGREEMENT

This Agreement is made this _____day of ________________ ,2000 by and between __________________________________ (the "Merchant") and Q COMM, Inc. Q COMM Inc.
is a wholly owned subsidiary of Q COMM International, Inc. Qxpress Management System ("Qxpress(TM)") is a point-of-sale printing device for prepaid service. The Merchant wishes to utilize the Qxpress(TM) Device for their phone card, wireless, and any additional prepaid services as available for sales at their designated location(s). A list of the locations is attached to this Agreement and incorporated herein by reference.

              IN THE EVENT OF A DISPUTE, THIS AGREEMENT IS SUBJECT
                         TO ARBITRATION AND MEDIATION.

1. Q COMM, Inc. will provide Qxpress(TM) to the Merchant at no charge. The Merchant is required to produce a weekly minimum of $______ in gross prepaid card revenue. If this minimum is not met, a service fee of $_______ will apply. This service fee will be included in the ACH accounting each week that performance falls below the minimum. The service fee will commence the fourth Monday following the shipment of the Qxpress(TM) terminal. Optional weekly ACH reports are available to the Merchant upon request for a $2.00 weekly charge.

2. Q COMM, Inc. will provide blank Qxpress(TM) phone cards at the rate of $.10 each. A credit of $.10 per sale will be given to The Merchant on each billing to offset the cost of the cards. All blank cards are non-refundable. Private labeled cards may be provided at an additional fee with no offset credit by Q Comm, Inc..

3. Compensation: Q COMM, Inc. will compensate the Business for prepaid telecom revenues per month as per the following:

  Product                               Product
 Description        Percentage         Description             Percentage

---------------      -------%         ---------------            -------%

---------------      -------%         ---------------            -------%

---------------      -------%         ---------------            -------%

              ----------------------------------------------------
              Initial wireless phone order: Send ________ phones.
              ----------------------------------------------------

4. Qxpress(TM) is and shall remain the sole property of Q COMM, Inc., and shall be surrendered on demand.

5. Q COMM, Inc. reserves the right to remove a Qxpress(TM) from a location if sales in that location do not warrant the Qxpress(TM) placement.

6. The Merchant shall provide the following: 1) a safe and secure place for the Qxpress(TM) to be located, 2) a grounded power outlet, 3) phone line access, and 4) a point-of-sale material location.

Merchant:

The Merchant's store name:  _________________________________________________

The Merchant's store address:  ______________________________________________

                       City/State/Zip: ______________________________________

Owner/Officer: (print):  ____________________________________________________

Owner/Officer: (signature):  ________________________________________________

The Merchant's store telephone number: ______________________________________

Q COMM, Inc.

Representative:  ____________________________________________________________

Q Comm home office:  ________________________________________________________
                           ORIGINALS MUST BE SENT TO Q COMM, INC.

7. Q COMM, Inc. will provide standard point-of-sale materials at it's own expense. Private labeled point of sale material can be provided by Q COMM, Inc. at the Merchant's expense. The Merchant can provide their own point of sale materials subject to approval by Q COMM, Inc. (Q COMM, Inc. must assure that any advertising meets FCC or Public Service or Utility Commission Guide lines).

8. Qxpress(TM) shall remain at the location it is initially located in and shall not be moved without prior approval from Q COMM, Inc. (a fax or E-mail with receipt confirmed shall also serve as notice).

9. PAYMENT: Every Monday, an agreed upon account will be debited by Automated Clearing House (ACH) or Electronic Funds Transfer (EFT) (herein after referred to as the "debit"). The debit will be initiated by Q COMM, Inc. If debit is refused by The Merchant's bank, Qxpress(TM) will be turned off until the debit is honored and a service fee of $25.00 for insufficient funds will be assessed before Qxpress(TM) is reactivated. Two refused debits will cause this Agreement to be terminated immediately without notice.

10. In the event Qxpress(TM) malfunctions, the store clerk or manager will call Qxpress Client Services at (800) 626-9941. If the Qxpress cannot be repaired with instructions over the phone or by phone updates, Q COMM, Inc. will send a replacement unit via overnight delivery.

11. Any disputes between The Merchant and Q COMM, Inc. that cannot be resolved will be submitted to arbitration under the rules and regulations of the American Arbitration Association. Either party may invoke this paragraph after providing 10 days written notice to the other party. All cost of arbitration shall be divided equally between the parties. Any award may be enforced by a court of law. Dispute mediation, or arbitration will be handled at the specific court located in the county of Utah, State of Utah.

12. ENTIRE AGREEMENT: This is our entire agreement and cannot be changed unless agreed to in writing by both parties.

13. FORCE MAJEURE: If any part of this agreement is invalidated by local, county, state or federal rules or regulations, or a court of law, the balance of this agreement will remain valid.

14. TAXES: Q COMM, Inc.'s carriers are responsible for collection and payment of Federal excise and applicable State taxes unless the local, county or State laws, rules, and regulations require that the taxes be collected at the time of sale and reported to the taxing authorities by the Merchant. Taxes may be collected from the card user on a per call or per minute basis. There may be taxes that Q COMM, Inc. will collect and pass through to The Merchant. Any additional taxes levied by Federal, State, or local entities will be passed on to The Merchant. Any taxes collected by The Merchant will be their sole responsibility to remit to proper taxing authorities. This statement is not advice on the collection or reporting of taxes and we suggest that each Merchant contact their CPA, Accountant or taxing authority in their states for the correct taxes or reporting of same from the sale of any Prepaid Telecommunication Product.

15. DIAL AROUND: The FCC in October 1997 mandated that all 800 or 888 calls from a pay phone be compensated to the pay phone owner. A surcharge ($.49) may be added to each call for toll free access from a pay phone. The Merchant is not responsible for collecting and paying these dial around charges.

16. RETURN GOODS POLICY: All returned goods must be authorized by Q Comm, Inc. using a Return Goods Authorization "RGA" form. All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned good shipments in order to be accepted.

17. TRANSFER OF RIGHTS OR ASSIGNMENT: This agreement shall be binding on any successors of the parties. Neither party shall have the right to assign its interests in this Agreement to any other party, unless the prior written consent of the other is obtained.

18. WARRANTIES: Neither party makes any warranties with respect to the use of Qxpress(TM) by either party or by any third party. In no event will Q COMM, Inc. be liable for direct, indirect, incidental, or consequential damaged, that are in any way related to Qxpress(TM) or its carriers.

19. TERMINATION: This Agreement can only be terminated by Q COMM, Inc. by providing a five (5) day advance written notice. The Merchant can terminate with 30 days advance written notice if the terms of this agreement are not being met.

20. GOVERNING LAWS: This Agreement is governed by the laws, rules and regulations of the State of Utah.

[QCOMM LOGO]


                                 ACH AGREEMENT

         Authorization and Agreement for Automated Clearing House (ACH)
                               Debits and Credits

Company:
        -----------------------------------------------------------------------

I (we) authorize: Q COMM International, Inc. herein after called "Company", to initiate credit and or debit entries and adjustments for any credit entries in error to my (our) checking account indicated below and the depository named below, herein after called "Depositor", and to credit and/or debit the same such account.

Depositor name (Bank name):
                           ----------------------------------------------------

Address:
        -----------------------------------------------------------------------

City, State and Zip or Postal Code:
                                     ------------------------------------------

Phone Number:                              Fax Number:
             ---------------------------              -------------------------

Bank Service Representative:
                            ---------------------------------------------------

Transit Number/ABA Number:
                          -----------------------------------------------------

Account Number:
               ----------------------------------------------------------------


This authority is to remain in full force and effect until Company has received written notification from me (us).

By:                                          By: Q COMM Inc.
   -------------------------------------
         (Please Print)

Its:                                         Client Mgr:
     -----------------------------------                -----------------------
         (Title)
Signed:                                      H O:
        --------------------------------           ----------------------------

Date:                                        Date:
      --------------------------------            ----------------------------

PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP TO THIS FORM. WE NEED THIS TO GET THE ACTUAL ROUTING AND ACCOUNT NUMBERS.

Any errors and/or disputes must be corrected within two banking days of the initiating transaction. Thank you for your confidence and trust.

                                  SCHEDULE "C"

                 CUSTOM/PRIVATE LABEL CARD TERMS AND CONDITIONS

GENERAL ARTISTIC AND CONTENT GUIDELINES FOR WHOLESALE PIN'S AND CUSTOM PRIVATE LABEL CARDS

CARDS

All card backs must disclose the following with regulatory requirements:

1.   Made in the USA
2.   Non-refundable
3.   Rates subject to change without notice
4.   The expiration date must appear on the card back.
5.   Network Services provided by a specialized phone card network
6.   The specific account access PIN must be printed on the card
7.   Toll free access number must be printed on the card
8. The customer service number or instructions on how to reach customer service must be printed on the card
9. Any applicable surcharges i.e. Payphone surcharge, Domestic surcharge and International surcharge MUST BE FULLY DISCLOSED on the card back and packaging back.
10.  Any applicable minute rounding increment must be disclosed on the card back

                              AMENDED SCHEDULE "D"

                PRODUCT PRICE LIST AND BROKER COMMISSION SCHEDULE







                         HARGRAY WIRELESS PRODUCTS ONLY

                                  SCHEDULE "E"

                     Request for Return Goods Authorization
                                  (RGA Request)


         (Q COMM cannot accept any returned merchandise without a RGA #)


-------------------------------------------------------------------------------
Procedure:   1.  Call (or FAX) Q Comm with the information listed below
             2.  Q Comm will research the request and call back within 24 hours
             3.  If approved, Q Comm will fax a RGA containing
                    1) a RGA # and 2) a mailing label or Q Comm will call
                       with a RGA # and address.
-------------------------------------------------------------------------------




Date              Company
     ------------                   -------------------------------------------

                  Street
                                    -------------------------------------------
                  City, State, zip
                                    -------------------------------------------
                  Telephone                                FAX
                                    ---------------------        --------------
                  Contact Person
                                    -------------------------------------------


Description of Merchandise

         -------------------------------------------------------------------

         -------------------------------------------------------------------

Number of items being returned
                                -------------------

Reason for RGA Request

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------